[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

NexBank SSB
2515 McKinney Avenue, Suite 1100
Dallas, TX 75201

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership.  Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable.  References herein to “Buyer” shall refer to NexBank SSB.

1. Purchase.  On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $10,000,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $9,950,000 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID.  The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.”  Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date  pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents).  On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount.  The closing of such sale to Buyer is referred to as the “Buyer Closing”.  Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller).  The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby.  If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis.  In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders  by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees.  (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i)           Underwriting Fee.  An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities.  The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii)           Arrangement Fee.  An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities.  The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii)           Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.2923% of such additional upfront fees received by the Seller.

(B)           In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i)           Successful Superior Proposal Fee. 0.2923% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii)           Alternative Transaction Fee. 0.2923% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii)           General Fee Letter Alternative Transaction Fee. 0.2923% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions.  The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality.  This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter.  After your acceptance hereof, this letter may be disclosed by Buyer and Seller.  Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment.  Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof).  Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership.  Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 0 shares of common stock of the Company.

7. Assignments; Sub-Participations.  Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds).  Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations.  Each of the parties to this Agreement represents to each other that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law.  To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a)             The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents.  With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto.  Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b)           Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty.  Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.  Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns.  This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder.  This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby.  This Agreement may not be modified or amended except in a writing duly executed by the parties hereto.  No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By:  ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By:  ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By:  ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By:  ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By:  ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

NEXBANK SSB

By:   _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$3,017,000
Icahn Partners Master Fund LP	$3,187,000
Icahn Partners Master Fund II LP	$1,247,000
Icahn Partners Master Fund III LP	$549,000
High River Limited Partnership	$2,000,000

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Continental Casualty Company
Attention: Albert J. Miralles, Jr.
333 South Wabash Avenue
23rd Floor
Chicago, Illinois 60604

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership.  Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable.  References herein to “Buyer” shall refer to Continental Casualty Company.

1. Purchase.  On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $20,000,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $19,900,000 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID.  The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.”  Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date  pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents).  On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount.  The closing of such sale to Buyer is referred to as the “Buyer Closing”.  Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller).  The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby.  If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis.  In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders  by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees.  (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i)           Underwriting Fee.  An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities.  The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii)           Arrangement Fee.  An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities.  The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii)           Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.5846% of such additional upfront fees received by the Seller.

(B)           In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i)           Successful Superior Proposal Fee. 0.5846% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii)           Alternative Transaction Fee. 0.5846% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii)           General Fee Letter Alternative Transaction Fee. 0.5846% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions.  The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality.  This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter.  After your acceptance hereof, this letter may be disclosed by Buyer and Seller.  Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment.  Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof).  Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership.  Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 145,675 shares of common stock of the Company.

7. Assignments; Sub-Participations.  Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds).  Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations.  Each of the parties to this Agreement represents to each other that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law.  To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a)             The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents.  With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto.  Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b)           Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty.  Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.  Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns.  This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder.  This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby.  This Agreement may not be modified or amended except in a writing duly executed by the parties hereto.  No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

CONTINENTAL CASUALTY COMPANY

By:          _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$6,034,000
Icahn Partners Master Fund LP	$6,374,000
Icahn Partners Master Fund II LP	$2,494,000
Icahn Partners Master Fund III LP	$1,098,000
High River Limited Partnership	$4,000,000

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

 July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

PWCM Master Fund Ltd.
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman KY1-9005
Cayman Islands

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership.  Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable.  References herein to “Buyer” shall refer to PWCM Master Fund Ltd.

1. Purchase.  On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $26,332,600 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $26,200,937 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID.  The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.”  Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date  pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents).  On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount.  The closing of such sale to Buyer is referred to as the “Buyer Closing”.  Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller).  The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby.  If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis.  In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders  by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees.  (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i)           Underwriting Fee.  An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities.  The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii)           Arrangement Fee.  An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities.  The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii)           Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.7697% of such additional upfront fees received by the Seller.

(B)           In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i)           Successful Superior Proposal Fee. 0.7697% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii)           Alternative Transaction Fee. 0.7697% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii)           General Fee Letter Alternative Transaction Fee. 0.7697% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions.  The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality.  This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter.  After your acceptance hereof, this letter may be disclosed by Buyer and Seller.  Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment.  Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof).  Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership.  Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 5,789,130 shares of common stock of the Company.

7. Assignments; Sub-Participations.  Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds).  Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations.  Each of the parties to this Agreement represents to each other that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law.  To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a)             The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents.  With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto.  Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b)           Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty.  Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.  Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns.  This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder.  This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby.  This Agreement may not be modified or amended except in a writing duly executed by the parties hereto.  No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

PWCM MASTER FUND LTD.
By: Pentwater Capital Management LP, its investment manager

By:           _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$7,944,545.42
Icahn Partners Master Fund LP	$8,392,199.62
Icahn Partners Master Fund II LP	$3,283,675.22
Icahn Partners Master Fund III LP	$1,445,659.74
High River Limited Partnership	$5,266,520.00

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

 July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Pentwater Equity Opportunities Master Fund Ltd.
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman KY1-9005
Cayman Islands

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership.  Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable.  References herein to “Buyer” shall refer to Pentwater Equity Opportunities Master Fund Ltd.

1. Purchase.  On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $31,203,200 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $31,047,184 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID.  The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.”  Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date  pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents).  On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount.  The closing of such sale to Buyer is referred to as the “Buyer Closing”.  Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller).  The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby.  If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis.  In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders  by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees.  (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i)           Underwriting Fee.  An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities.  The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii)           Arrangement Fee.  An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities.  The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii)           Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.9121% of such additional upfront fees received by the Seller.

(B)           In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i)           Successful Superior Proposal Fee. 0.9121% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii)           Alternative Transaction Fee. 0.9121% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii)           General Fee Letter Alternative Transaction Fee. 0.9121% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions.  The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality.  This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter.  After your acceptance hereof, this letter may be disclosed by Buyer and Seller.  Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment.  Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof).  Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership.  Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 9,080,125 shares of common stock of the Company.

7. Assignments; Sub-Participations.  Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds).  Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations.  Each of the parties to this Agreement represents to each other that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law.  To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a)             The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents.  With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto.  Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b)           Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty.  Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.  Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns.  This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder.  This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby.  This Agreement may not be modified or amended except in a writing duly executed by the parties hereto.  No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

PENTWATER EQUITY OPPORTUNITIES MASTER FUND LTD.
By: Pentwater Capital Management LP, its investment manager

By:           _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$9,414,005.44
Icahn Partners Master Fund LP	$9,944,459.84
Icahn Partners Master Fund II LP	$3,891,039.04
Icahn Partners Master Fund III LP	$1,713,055.68
High River Limited Partnership	$6,240,640.00

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

 July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Highland Capital Management
Children’s Hospital of Atlanta
1600 Tullie Circle NE
Atlanta, GA 30329

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership.  Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable.  References herein to “Buyer” shall refer to Children’s Hospital of Atlanta Inc.

1. Purchase.  On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $6,625,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $6,591,875 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID.  The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.”  Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date  pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents).  On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount.  The closing of such sale to Buyer is referred to as the “Buyer Closing”.  Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller).  The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby.  If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis.  In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders  by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees.  (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i)           Underwriting Fee.  An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities.  The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii)           Arrangement Fee.  An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities.  The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii)           Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.1937% of such additional upfront fees received by the Seller.

(B)           In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i)           Successful Superior Proposal Fee. 0.1937% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii)           Alternative Transaction Fee. 0.1937% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii)           General Fee Letter Alternative Transaction Fee. 0.1937% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions.  The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality.  This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter.  After your acceptance hereof, this letter may be disclosed by Buyer and Seller.  Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment.  Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof).  Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership.  Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 0 shares of common stock of the Company.

7. Assignments; Sub-Participations.  Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds).  Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations.  Each of the parties to this Agreement represents to each other that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law.  To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a)             The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents.  With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto.  Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b)           Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty.  Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.  Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns.  This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder.  This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby.  This Agreement may not be modified or amended except in a writing duly executed by the parties hereto.  No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

CHILDREN’S HOSPITAL OF ATLANTA INC.

By:           _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$1,998,762.50
Icahn Partners Master Fund LP	$2,111,387.50
Icahn Partners Master Fund II LP	$826,137.50
Icahn Partners Master Fund III LP	$363,712.50
High River Limited Partnership	$1,325,000.00

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Highland Capital Management
Nexpoint Credit Strategies Fund
200 Crescent Court, Suite 700
Dallas, TX 75201

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership.  Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable.  References herein to “Buyer” shall refer to Nexpoint Credit Strategies Fund.

1. Purchase.  On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $6,625,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $6,591,875 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID.  The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.”  Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date  pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents).  On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount.  The closing of such sale to Buyer is referred to as the “Buyer Closing”.  Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller).  The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby.  If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis.  In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders  by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees.  (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i)           Underwriting Fee.  An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities.  The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii)           Arrangement Fee.  An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities.  The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii)           Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.1937% of such additional upfront fees received by the Seller.

(B)           In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i)           Successful Superior Proposal Fee. 0.1937% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii)           Alternative Transaction Fee. 0.1937% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii)           General Fee Letter Alternative Transaction Fee. 0.1937% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions.  The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality.  This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter.  After your acceptance hereof, this letter may be disclosed by Buyer and Seller.  Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment.  Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof).  Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership.  Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 0 shares of common stock of the Company.

7. Assignments; Sub-Participations.  Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds).  Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations.  Each of the parties to this Agreement represents to each other that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law.  To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a)             The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents.  With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto.  Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b)           Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty.  Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.  Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns.  This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder.  This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby.  This Agreement may not be modified or amended except in a writing duly executed by the parties hereto.  No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

NEXPOINT CREDIT STRATEGIES FUND

By:           _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$1,998,762.50
Icahn Partners Master Fund LP	$2,111,387.50
Icahn Partners Master Fund II LP	$826,137.50
Icahn Partners Master Fund III LP	$363,712.50
High River Limited Partnership	$1,325,000.00

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Highland Capital Management
Highland Floating Rate Opportunities Fund
200 Crescent Court, Suite 700
Dallas, TX 75201

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership.  Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable.  References herein to “Buyer” shall refer to Highland Floating Rate Opportunities Fund.

1. Purchase.  On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $6,625,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $6,591,875 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID.  The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.”  Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date  pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents).  On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount.  The closing of such sale to Buyer is referred to as the “Buyer Closing”.  Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller).  The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby.  If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis.  In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders  by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees.  (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i)           Underwriting Fee.  An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities.  The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii)           Arrangement Fee.  An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities.  The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii)           Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.1937% of such additional upfront fees received by the Seller.

(B)           In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i)           Successful Superior Proposal Fee. 0.1937% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii)           Alternative Transaction Fee. 0.1937% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii)           General Fee Letter Alternative Transaction Fee. 0.1937% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions.  The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality.  This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter.  After your acceptance hereof, this letter may be disclosed by Buyer and Seller.  Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment.  Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof).  Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership.  Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 0 shares of common stock of the Company.

7. Assignments; Sub-Participations.  Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds).  Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations.  Each of the parties to this Agreement represents to each other that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law.  To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a)             The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents.  With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto.  Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b)           Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty.  Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.  Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns.  This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder.  This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby.  This Agreement may not be modified or amended except in a writing duly executed by the parties hereto.  No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

HIGHLAND FLOATING RATE OPPORTUNITIES FUND

By:           _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$1,998,762.50
Icahn Partners Master Fund LP	$2,111,387.50
Icahn Partners Master Fund II LP	$826,137.50
Icahn Partners Master Fund III LP	$363,712.50
High River Limited Partnership	$1,325,000.00

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

 July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Highland Capital Management
Longhorn Credit Funding LLC
400 Q Street
Sacramento, CA 95811

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership.  Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable.  References herein to “Buyer” shall refer to Longhorn Credit Funding LLC.

1. Purchase.  On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $6,625,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $6,591,875 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID.  The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.”  Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date  pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents).  On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount.  The closing of such sale to Buyer is referred to as the “Buyer Closing”.  Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller).  The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby.  If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis.  In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders  by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees.  (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i)           Underwriting Fee.  An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities.  The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii)           Arrangement Fee.  An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities.  The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii)           Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.1937% of such additional upfront fees received by the Seller.

(B)           In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i)           Successful Superior Proposal Fee. 0.1937% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii)           Alternative Transaction Fee. 0.1937% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii)           General Fee Letter Alternative Transaction Fee. 0.1937% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions.  The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality.  This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter.  After your acceptance hereof, this letter may be disclosed by Buyer and Seller.  Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment.  Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof).  Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership.  Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 0 shares of common stock of the Company.

7. Assignments; Sub-Participations.  Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds).  Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations.  Each of the parties to this Agreement represents to each other that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law.  To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a)             The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents.  With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto.  Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b)           Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty.  Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.  Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns.  This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder.  This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby.  This Agreement may not be modified or amended except in a writing duly executed by the parties hereto.  No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

LONGHORN CREDIT FUNDING LLC

By:           _______________________________
Name:
        Title:

Schedule A

Icahn Partners LP	$1,998,762.50
Icahn Partners Master Fund LP	$2,111,387.50
Icahn Partners Master Fund II LP	$826,137.50
Icahn Partners Master Fund III LP	$363,712.50
High River Limited Partnership	$1,325,000.00

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

 July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Canyon Value Realization Fund, L.P.
c/o Canyon Capital Advisors LLC
2000 Avenue of the Stars, 11th Floor
Los Angeles, CA 90067

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership.  Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable.  References herein to “Buyer” shall refer to Canyon Value Realization Fund, L.P.

1. Purchase.  On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $100,000,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $99,500,000 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID.  The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.”  Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date  pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents).  On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount.  The closing of such sale to Buyer is referred to as the “Buyer Closing”.  Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller).  The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby.  If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis.  In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders  by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees.  (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i)           Underwriting Fee.  An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities.  The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii)           Arrangement Fee.  An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities.  The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii)           Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 2.9231% of such additional upfront fees received by the Seller.

(B)           In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i)           Successful Superior Proposal Fee. 2.9231% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii)           Alternative Transaction Fee. 2.9231% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii)           General Fee Letter Alternative Transaction Fee. 2.9231% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions.  The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality.  This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter.  After your acceptance hereof, this letter may be disclosed by Buyer and Seller.  Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment.  Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof).  Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership.  Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 0 shares of common stock of the Company.

7. Assignments; Sub-Participations.  Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds).  Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations.  Each of the parties to this Agreement represents to each other that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law.  To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a)             The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents.  With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto.  Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b)           Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty.  Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.  Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns.  This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder.  This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby.  This Agreement may not be modified or amended except in a writing duly executed by the parties hereto.  No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

CANYON VALUE REALIZATION FUND, L.P.

By:           _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$30,170,000
Icahn Partners Master Fund LP	$31,870,000
Icahn Partners Master Fund II LP	$12,470,000
Icahn Partners Master Fund III LP	$5,490,000
High River Limited Partnership	$20,000,000

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

HRS Investment Holdings, LLC
600 Madison Ave, 26th Floor
New York, NY 10022

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership.  Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable.  References herein to “Buyer” shall refer to HRS Investment Holdings LLC.

1. Purchase.  On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $4,000,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $3,980,000 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID.  The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.”  Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date  pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents).  On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount.  The closing of such sale to Buyer is referred to as the “Buyer Closing”.  Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller).  The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby.  If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis.  In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders  by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees.  (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i)           Underwriting Fee.  An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities.  The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii)           Arrangement Fee.  An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities.  The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii)           Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.1169% of such additional upfront fees received by the Seller.

(B)           In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i)           Successful Superior Proposal Fee. 0.1169% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii)           Alternative Transaction Fee. 0.1169% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii)           General Fee Letter Alternative Transaction Fee. 0.1169% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions.  The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality.  This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter.  After your acceptance hereof, this letter may be disclosed by Buyer and Seller.  Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment.  Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof).  Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership.  Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 125,000 shares of common stock of the Company.

7. Assignments; Sub-Participations.  Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds).  Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations.  Each of the parties to this Agreement represents to each other that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law.  To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a)             The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents.  With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto.  Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b)           Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty.  Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.  Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns.  This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder.  This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby.  This Agreement may not be modified or amended except in a writing duly executed by the parties hereto.  No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

HRS INVESTMENT HOLDINGS LLC

By:         _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$1,206,800
Icahn Partners Master Fund LP	$1,274,800
Icahn Partners Master Fund II LP	$498,800
Icahn Partners Master Fund III LP	$219,600
High River Limited Partnership	$800,000

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

UBS O’Connor Global Multi-Strategy Alpha Master Limited
c/o UBS O’Connor LLC
One N. Walker Drive 32nd Floor
Chicago, IL 60606

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Asset Management, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership.  Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable.  References herein to “Buyer” shall refer to O’Connor Global Multi-Strategy Alpha Master Limited.

1. Purchase.  On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $35,000,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $34,825,000 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID.  The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.”  Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date  pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below).  On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount.  The closing of such sale to Buyer is referred to as the “Buyer Closing”.  Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller).  The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby.  If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis.  In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders  by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees.  (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i)           Underwriting Fee.  An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities.  The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii)           Arrangement Fee.  An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities.  The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii)           Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 1.0231% of such additional upfront fees received by the Seller.

(B)           In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i)           Successful Superior Proposal Fee. 1.0231% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii)           Alternative Transaction Fee. 1.0231% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii)           General Fee Letter Alternative Transaction Fee. 1.0231% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date herof).

3. Conditions.  The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality.  This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter.  After your acceptance hereof, this letter may be disclosed by Buyer and Seller.  Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment.  Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof).  Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership.  Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 2,314,000 shares of common stock of the Company.

7. Assignments; Sub-Participations.  Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds).  Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations.  Each of the parties to this Agreement represents to each other that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law.  To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a)             The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents.  With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto.  Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b)           Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty.  Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.  Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns.  This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder.  This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby.  This Agreement may not be modified or amended except in a writing duly executed by the parties hereto.  No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

O'CONNOR GLOBAL MULTI-STRATEGY ALPHA MASTER LIMITED

By:           _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$10,559,500
Icahn Partners Master Fund LP	$11,154,500
Icahn Partners Master Fund II LP	$4,364,500
Icahn Partners Master Fund III LP	$1,921,500
High River Limited Partnership	$7,000,000

[EXECUTION VERSION

]
ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Oceana Master Fund Ltd.
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman KY1-9005
Cayman Islands

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership.  Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable.  References herein to “Buyer” shall refer to Oceana Master Fund Ltd.

1. Purchase.  On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $12,191,200 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $12,130,244 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID.  The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.”  Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date  pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents).  On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount.  The closing of such sale to Buyer is referred to as the “Buyer Closing”.  Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller).  The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby.  If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis.  In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders  by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees.  (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i)           Underwriting Fee.  An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities.  The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii)           Arrangement Fee.  An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities.  The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii)           Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.3564% of such additional upfront fees received by the Seller.

(B)           In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i)           Successful Superior Proposal Fee. 0.3564% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii)           Alternative Transaction Fee. 0.3564% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii)           General Fee Letter Alternative Transaction Fee. 0.3564% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions.  The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality.  This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter.  After your acceptance hereof, this letter may be disclosed by Buyer and Seller.  Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment.  Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof).  Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership.  Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 2,319,715 shares of common stock of the Company.

7. Assignments; Sub-Participations.  Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds).  Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations.  Each of the parties to this Agreement represents to each other that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law.  To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a)             The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents.  With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto.  Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b)           Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty.  Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.  Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns.  This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder.  This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby.  This Agreement may not be modified or amended except in a writing duly executed by the parties hereto.  No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

OCEANA MASTER FUND LTD.
By: Pentwater Capital Management LP, its investment manager

By:           _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$3,678,085.04
Icahn Partners Master Fund LP	$3,885,335.44
Icahn Partners Master Fund II LP	$1,520,242.64
Icahn Partners Master Fund III LP	$669,296.88
High River Limited Partnership	$2,438,240.00

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

AAI Pentwater Fund PLC
Beaux Lane House
Mercer Street Lower
Dublin 2
Ireland

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership.  Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable.  References herein to “Buyer” shall refer to AAI Pentwater Fund PLC.

1. Purchase.  On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $12,671,400 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $12,608,043 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID.  The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.”  Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date  pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents).  On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount.  The closing of such sale to Buyer is referred to as the “Buyer Closing”.  Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller).  The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby.  If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis.  In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders  by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees.  (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i)           Underwriting Fee.  An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities.  The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii)           Arrangement Fee.  An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities.  The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii)           Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.3704% of such additional upfront fees received by the Seller.

(B)           In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i)           Successful Superior Proposal Fee. 0.3704% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii)           Alternative Transaction Fee. 0.3704% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii)           General Fee Letter Alternative Transaction Fee. 0.3704% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions.  The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality.  This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter.  After your acceptance hereof, this letter may be disclosed by Buyer and Seller.  Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment.  Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof).  Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership.  Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 2,956,761 shares of common stock of the Company.

7. Assignments; Sub-Participations.  Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds).  Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations.  Each of the parties to this Agreement represents to each other that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law.  To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a)             The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents.  With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto.  Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b)           Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty.  Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.  Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns.  This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder.  This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby.  This Agreement may not be modified or amended except in a writing duly executed by the parties hereto.  No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

Pentwater Capital Management LP acting as investment manager (the “Investment Manager”) for and on behalf of Pentwater Event Equity Reflection Fund, a sub-fund of an Irish open ended umbrella type investment company incorporated with variable capital and with segregated liability between sub-funds, called AAI Pentwater Fund p.l.c.

By:           _______________________________
Name:           Neal Nenadovic
Title:           Chief Financial Officer

Schedule A

Icahn Partners LP	$3,822,961.38
Icahn Partners Master Fund LP	$4,038,375.18
Icahn Partners Master Fund II LP	$1,580,123.58
Icahn Partners Master Fund III LP	$695,658.86
High River Limited Partnership	$2,534,280.00

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

 July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Pentwater Event Driven Cayman Fund Ltd.
c/o Citco Trustees (Cayman) Limited
89 Nexus Way
Camana Bay
P.O. Box 31106
Grand Cayman KY1-1205
Cayman Islands

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership.  Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable.  References herein to “Buyer” shall refer to Pentwater Event Driven Cayman Fund Ltd.

1. Purchase.  On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $3,410,400 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $3,393,348 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID.  The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.”  Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date  pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents).  On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount.  The closing of such sale to Buyer is referred to as the “Buyer Closing”.  Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller).  The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby.  If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis.  In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders  by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees.  (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i)           Underwriting Fee.  An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities.  The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii)           Arrangement Fee.  An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities.  The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii)           Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.0997% of such additional upfront fees received by the Seller.

(B)           In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i)           Successful Superior Proposal Fee. 0.0997% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii)           Alternative Transaction Fee. 0.0997% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii)           General Fee Letter Alternative Transaction Fee. 0.0997% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions.  The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality.  This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter.  After your acceptance hereof, this letter may be disclosed by Buyer and Seller.  Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment.  Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof).  Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership.  Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 0 shares of common stock of the Company.

7. Assignments; Sub-Participations.  Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds).  Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations.  Each of the parties to this Agreement represents to each other that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law.  To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a)             The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents.  With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto.  Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b)           Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty.  Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.  Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns.  This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder.  This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby.  This Agreement may not be modified or amended except in a writing duly executed by the parties hereto.  No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

Pentwater Event Driven Cayman Fund Ltd.
By: Pentwater Capital Management LP, its investment manager

By:          __________________________
Name:           Neal Nenadovic
Title:           Chief Financial Officer

Schedule A

Icahn Partners LP	$1,028,917.68
Icahn Partners Master Fund LP	$1,086,894.48
Icahn Partners Master Fund II LP	$425,276.88
Icahn Partners Master Fund III LP	$187,230.96
High River Limited Partnership	$682,080.00

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Pentwater Credit Opportunities Master Fund
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman KY1-9005
Cayman Islands

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership.  Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable.  References herein to “Buyer” shall refer to Pentwater Credit Opportunities Master Fund.

1. Purchase.  On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $2,000,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $1,990,000 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID.  The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.”  Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date  pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents).  On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount.  The closing of such sale to Buyer is referred to as the “Buyer Closing”.  Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller).  The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby.  If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis.  In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders  by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees.  (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i)           Underwriting Fee.  An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities.  The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii)           Arrangement Fee.  An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities.  The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii)           Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.0585% of such additional upfront fees received by the Seller.

(B)           In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i)           Successful Superior Proposal Fee. 0.0585% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii)           Alternative Transaction Fee. 0.0585% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii)           General Fee Letter Alternative Transaction Fee. 0.0585% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions.  The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality.  This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter.  After your acceptance hereof, this letter may be disclosed by Buyer and Seller.  Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment.  Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof).  Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership.  Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 0 shares of common stock of the Company.

7. Assignments; Sub-Participations.  Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds).  Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations.  Each of the parties to this Agreement represents to each other that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law.  To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a)             The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents.  With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto.  Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b)           Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty.  Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.  Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns.  This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder.  This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby.  This Agreement may not be modified or amended except in a writing duly executed by the parties hereto.  No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

Pentwater Credit Opportunities Master Fund Ltd.
By: Pentwater Capital Management LP, its investment manager

By:          _______________________________
Name:           Neal Nenadovic
Title:           Chief Financial Officer

Schedule A

Icahn Partners LP	$603,400
Icahn Partners Master Fund LP	$637,400
Icahn Partners Master Fund II LP	$249,400
Icahn Partners Master Fund III LP	$109,800
High River Limited Partnership	$400,000

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Pentwater Merger Arbitrage Master Fund Ltd.
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman KY1-9005
Cayman Islands

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership.  Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable.  References herein to “Buyer” shall refer to Pentwater Merger Arbitrage Master Fund Ltd.

1. Purchase.  On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $490,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $487,550 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID.  The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.”  Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date  pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents).  On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount.  The closing of such sale to Buyer is referred to as the “Buyer Closing”.  Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller).  The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby.  If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis.  In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders  by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees.  (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i)           Underwriting Fee.  An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities.  The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii)           Arrangement Fee.  An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities.  The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii)           Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.0143% of such additional upfront fees received by the Seller.

(B)           In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i)           Successful Superior Proposal Fee. 0.0143% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii)           Alternative Transaction Fee. 0.0143% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii)           General Fee Letter Alternative Transaction Fee. 0.0143% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions.  The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality.  This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter.  After your acceptance hereof, this letter may be disclosed by Buyer and Seller.  Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment.  Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof).  Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership.  Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 121,193 shares of common stock of the Company.

7. Assignments; Sub-Participations.  Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds).  Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations.  Each of the parties to this Agreement represents to each other that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law.  To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a)             The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents.  With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto.  Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b)           Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty.  Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.  Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns.  This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder.  This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby.  This Agreement may not be modified or amended except in a writing duly executed by the parties hereto.  No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

Pentwater Merger Arbitrage Master Fund Ltd.
By: Pentwater Capital Management LP, its investment manager

By:_____________________________
Name:           Neal Nenadovic
Title:           Chief Financial Officer

Schedule A

Icahn Partners LP	$ 147,833
Icahn Partners Master Fund LP	$156,163
Icahn Partners Master Fund II LP	$61,103
Icahn Partners Master Fund III LP	$26,901
High River Limited Partnership	$98,000

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

 July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

LMA SPC
MAP98 Segregated Portfolio
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman KY1-9005
Cayman Islands

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership.  Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable.  References herein to “Buyer” shall refer to MAP98 Segregated Portfolio.

1. Purchase.  On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $11,701,200 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $11,642,694 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID.  The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.”  Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date  pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents).  On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount.  The closing of such sale to Buyer is referred to as the “Buyer Closing”.  Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller).  The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby.  If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis.  In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders  by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees.  (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i)           Underwriting Fee.  An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities.  The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii)           Arrangement Fee.  An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities.  The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii)           Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.3420% of such additional upfront fees received by the Seller.

(B)           In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i)           Successful Superior Proposal Fee. 0.3420% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii)           Alternative Transaction Fee. 0.3420% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii)           General Fee Letter Alternative Transaction Fee. 0.3420% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions.  The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality.  This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter.  After your acceptance hereof, this letter may be disclosed by Buyer and Seller.  Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment.  Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof).  Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership.  Buyer hereby represents and warrants that, as of the date hereof, Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 2,155,588 shares of common stock of the Company.

7. Assignments; Sub-Participations.  Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds).  Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations.  Each of the parties to this Agreement represents to each other that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law.  To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a)             The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents.  With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto.  Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b)           Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty.  Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.  Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns.  This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder.  This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby.  This Agreement may not be modified or amended except in a writing duly executed by the parties hereto.  No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

LMA SPC for and on behalf of the MAP98 Segregated Portfolio
By: Pentwater Capital Management LP, its investment advisor

By:           _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$3,530,252.04
Icahn Partners Master Fund LP	$3,729,172.44
Icahn Partners Master Fund II LP	$1,459,139.64
Icahn Partners Master Fund III LP	$642,395.88
High River Limited Partnership	$2,340,240.00

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Whitebox Multi-Strategy Partners L.P.
Attn: Pete Wiley
3033 Excelsior Blvd, Ste 300
Minneapolis, MN 55416

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership.  Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable.  References herein to “Buyer” shall refer to Whitebox Multi-Strategy Partners L.P.

1. Purchase.  On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $12,500,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $12,437,500 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID.  The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.”  Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date  pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents).  On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount.  The closing of such sale to Buyer is referred to as the “Buyer Closing”.  Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller).  The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby.  If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis.  In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders  by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees.  (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i)           Underwriting Fee.  An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities.  The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii)           Arrangement Fee.  An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities.  The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii)           Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.3654% of such additional upfront fees received by the Seller.

(B)           In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i)           Successful Superior Proposal Fee. 0.3654% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii)           Alternative Transaction Fee. 0.3654% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii)           General Fee Letter Alternative Transaction Fee. 0.3654% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions.  The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality.  This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter.  After your acceptance hereof, this letter may be disclosed by Buyer and Seller.  Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment.  Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof).  Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership.  Buyer hereby represents and warrants that, as of the date hereof, Whitebox Advisors LLC, acting on behalf of Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 876,531 shares of common stock of the Company.

7. Assignments; Sub-Participations.  Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds).  Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations.  Each of the parties to this Agreement represents to each other that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law.  To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a)             The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents.  With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto.  Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b)           Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty.  Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.  Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns.  This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder.  This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby.  This Agreement may not be modified or amended except in a writing duly executed by the parties hereto.  No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours,

ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

WHITEBOX MULTI-STRATEGY PARTNERS L.P.
By: Whitebox Multi-Strategy Advisors, LLC, its general partner
By: Whitebox Advisors LLC, its managing member

By:           _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$3,771,250
Icahn Partners Master Fund LP	$3,983,750
Icahn Partners Master Fund II LP	$1,558,750
Icahn Partners Master Fund III LP	$686,250
High River Limited Partnership	$2,500,000

[EXECUTION VERSION]

ICAHN PARTNERS LP ICAHN PARTNERS MASTER FUND LP ICAHN PARTNERS MASTER FUND II LP ICAHN PARTNERS MASTER FUND III LP HIGH RIVER LIMITED PARTNERSHIP 767 Fifth Avenue 47th Floor New York, NY 10153

 July 1, 2013

TERM LOAN BACK-TO-BACK COMMITMENT LETTER

Whitebox Credit Arbitrage Partners, L.P.
Attn: Pete Wiley
3033 Excelsior Blvd, Ste 300
Minneapolis, MN 55416

Ladies and Gentlemen:

We refer to that certain (i) commitment letter, dated the date hereof (including the exhibits, schedules and annexes thereto, the “Commitment Letter”), among Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, the “Icahn Entities” or the “Seller”), Jefferies Finance LLC, Manulife Floating Rate Income Fund, Public Employees Retirement Association of New Mexico, JHF II – Strategic Income Opportunities Fund, John Hancock Income Fund (F/K/A/ John Hancock Strategic Income Fund), John Hancock Variable Insurance Trust Strategic Income Opportunities Trust, Manulife Strategic Balanced Yield Fund, Manulife Strategic Income Fund, Manulife Asset Management Strategic Income Pooled Fund, Manulife Investments Trust – Strategic Income Fund, Manulife Global Fixed Income Private Trust, Teachers’ Retirement System of the State of Illinois, Kentucky Retirement Systems Insurance, Kentucky Retirement System Pension and Symmetry Global Bond Fund (collectively, “MAM”), FS Investment Corporation (“FS”), FS Investment Corporation II (“FS II”) and Dell Inc. (the “Company”), with respect to up to $5,200 million of senior secured term loan facilities (the “Facilities”) in connection with a transaction pursuant to which the Company shall commence a tender offer for up to 1.1 billion shares of its common stock at a price of $14 per share, (ii) fee letter, dated the date hereof (the “Icahn Funds Fee Letter”), among the Initial Lenders, the Arrangers and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and IEP Energy Holdings LLC (collectively, the “Icahn Funds”) and (iii) the fee letter, dated the date hereof (the “High River Fee Letter” and, together with the Icahn Funds Fee Letter, the “Icahn Fee Letters”), among the Initial Lenders, the Arrangers and High River Limited Partnership.  Capitalized terms used herein without definition have the meanings given such terms in the Commitment Letter or the respective Icahn Fee Letter, as applicable.  References herein to “Buyer” shall refer to Whitebox Credit Arbitrage Partners, L.P.

1. Purchase.  On the terms and conditions set forth in this letter agreement (this “Agreement”), Buyer hereby commits and agrees (the “Buyer Commitment”) to purchase from the Seller, and the Seller hereby agrees to sell to Buyer, $12,500,000 in aggregate principal amount (the “Buyer Principal Amount”) of the loans made by the Seller with respect to the Facilities (pro rata between the Facilities) for an aggregate payment of $12,437,500 (and with the amount to be sold by each Icahn Entity to the Buyer to be as set forth opposite such Icahn Entity’s name on Schedule A hereto); provided, however, to the extent that either or both of the Facilities are issued with OID (as defined in the General Fee Letter) pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter, such purchase price shall be adjusted downward to reflect the amount of the applicable OID.  The amount to be paid by Buyer to the Seller is referred to as the “Buyer Commitment Amount.”  Such purchase of the Buyer Commitment Amount by Buyer shall be made on the Closing Date  pursuant to one or more assignment arrangements consistent with this Agreement and in accordance with the terms of the applicable Loan Documents (as defined below) (although if such purchase cannot be structured as an assignment for any reason, such purchase instead shall be made by way of a participation pursuant to one or more participation arrangements consistent with this Agreement and the applicable Loan Documents).  On the Closing Date, Buyer shall pay to Seller by wire transfer to an account designated by Seller, in immediately available U.S. funds, an amount equal to the Buyer Commitment Amount.  The closing of such sale to Buyer is referred to as the “Buyer Closing”.  Buyer’s Commitment shall terminate simultaneously with the termination of the Seller’s commitment in respect of the Facilities (other than as a result of the funding of such commitment by the Seller).  The Buyer Commitment may be terminated by the Seller if any fees provided for in the Commitment Letter or the Fee Letter are not paid by the Company or the Borrower to the Seller at the times, and in the amounts, required thereby.  If for any reason less than the full amount of the Facilities are funded on the Closing Date, the portion of Buyer’s Commitment required to be funded on the Closing Date shall be reduced on a pro rata basis.  In addition and notwithstanding the foregoing, if the amount of loans actually made by the Seller on the Closing Date and allocable to the Buyer Commitment (based on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof)) is less than the Buyer Commitment (as of the date hereof) as a result of the primary syndication of the Commitments of the Initial Lenders  by the Arrangers pursuant to the Commitment Letter, then, for purposes of this paragraph (but not for purposes of calculating the Underwriting Fee and Arrangement Fee pursuant to Section 2 below), the Buyer Principal Amount shall be reduced on a pro rata basis on the Buyer Commitment as a proportion of the aggregate Commitments of the Seller and its affiliates (as of the date hereof).

The Buyer’s Commitment shall automatically terminate on the earlier of (i) the date the Commitment Letter is terminated pursuant to Section 15 thereof and (ii) if the Closing Date has not occurred on or prior to such date, 5:00 p.m., New York City time, on September 30, 2013.

2. Fees.  (A) At the Buyer Closing (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof (but, in no event, later than one business day after receipt thereof) by the Seller as contemplated in the Commitment Letter and the General Fee Letter:

(i)           Underwriting Fee.  An underwriting fee (the “Underwriting Fee”) in an aggregate amount equal to 1.50% of the Buyer Principal Amount (determined as of the date hereof) in respect of the Facilities.  The Underwriting Fee shall be earned and payable in full only upon payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above);

(ii)           Arrangement Fee.  An arrangement fee (the “Arrangement Fee”) in an aggregate amount equal to 2.00% of the Buyer Commitment Amount (determined as of the date hereof) in respect of the Facilities.  The Arrangement Fee shall be earned and payable in full only upon Buyer’s payment of the Buyer Commitment Amount on the Closing Date (or on the Closing Date to the extent that the Buyer Principal Amount has been reduced to 0 by operation of the last sentence of Section 1 above); and

(iii)           Flex Fee. If pursuant to the exercise of the “market flex” provisions set forth in Section 2 of the General Fee Letter either or both of the Facilities are issued with additional upfront fees in lieu of OID, an upfront fee (the “Upfront Fee”) equal to 0.3654% of such additional upfront fees received by the Seller.

(B)           In addition to the fees set forth in preceding clause (A), the Seller shall pay or cause to be paid the following fees to Buyer promptly following receipt thereof by the Seller as contemplated in the General Fee Letter or the Icahn Fee Letters, as the case may be:

(i)           Successful Superior Proposal Fee. 0.3654% of the Seller’s allocable share of the Successful Superior Proposal Fee as set forth in each of the Icahn Funds Fee Letter (as in effect on the date hereof);

(ii)           Alternative Transaction Fee. 0.3654% of the Seller’s allocable share of the Alternative Transaction Fee as set forth in each of the Icahn Fee Letters (as in effect on the date hereof); and

(iii)           General Fee Letter Alternative Transaction Fee. 0.3654% of the Seller’s allocable share of the fee set forth in the section of the General Fee Letter entitled “Alternative Transaction Fee” (as in effect on the date hereof).

3. Conditions.  The Buyer Commitment is subject only to (i) the Loan Documents (including the conditions precedent to the funding of the Facilities on the Closing Date) being consistent with the Commitment Letter, it being acknowledged and agreed by Buyer that (A) matters not expressly addressed in the Commitment Letter shall be subject to agreement by the Seller or Jefferies Finance or the Majority Arrangers and the Company, (B) the Seller shall not have consented to any modifications, changes or amendments to the terms of the Facilities from the Commitment Letter that would be materially adverse to the lenders thereunder, unless such materially adverse modification, change or amendment is made with the consent of the Buyer, which consent shall not be unreasonably withheld or delayed by Buyer and (C) Buyer shall be bound by any determination by the Seller, as applicable, under the Facilities as to the satisfaction of the conditions precedent thereunder and (ii) the continued effectiveness of the commitment of the Seller under the Commitment Letter to fund the Facilities.

4. Limited Confidentiality.  This letter is delivered to you with the understanding that, prior to your acceptance hereof, neither this letter nor any of the terms or substance hereof may be disclosed to any third party without our prior written consent except (a) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof and to cooperate with us in securing a protective order in respect thereof) and (b) to your officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis and only in connection with the transactions contemplated by the Commitment Letter.  After your acceptance hereof, this letter may be disclosed by Buyer and Seller.  Buyer further acknowledges that Seller is permitted to publicly identify the name of Buyer and the amount of the Buyer Commitment.

5. Agreement Relating to Buyer Commitment.  Buyer hereby agrees with the Seller that between the date hereof and the Deadline, Buyer shall not take any action to revoke, rescind or otherwise withdraw its agreements under this letter agreement, including its agreement to purchase from the Seller the Buyer Principal Amount (although nothing in this sentence shall limit the provisions of the final sentence of Section 1 hereof).  Buyer hereby agrees its agreements set forth in this Section 5 are material and in addition to all other rights and remedies, upon any breach of this Section 5 by Buyer, Buyer’s right to the fees contemplated by Section 2 of this letter agreement shall immediately terminate.

6. Beneficial Ownership.  Buyer hereby represents and warrants that, as of the date hereof, Whitebox Advisors LLC, acting on behalf of Buyer has beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of 876,531 shares of common stock of the Company.

7. Assignments; Sub-Participations.  Buyer may not sell, assign, grant a participation in, or otherwise transfer (including, without limitation, pursuant to any swap, option or forward agreement) all or any portion of the Buyer Commitment or participation or its rights and obligations hereunder without the Seller’s and the Arrangers’ prior written consent (which consent may be withheld in the sole and absolute discretion of Seller and Arranger); provided, however, that this restriction shall not apply to an assignment or sub-participation by Buyer of this Agreement to one of its affiliates or related funds on terms and conditions that prohibit any further assignment or sub-participation or transfer (other than back to Buyer or any of its affiliates or related funds).  Buyer shall be absolutely and unconditionally responsible for the performance of the obligations of Buyer and any such assignment or sub-participation shall in no way relieve Buyer of its obligations under this letter.

8. Representations.  Each of the parties to this Agreement represents to each other that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) it has full power, authority and legal rights to execute and deliver this Agreement and to perform its obligations hereunder, (c) the making and performance by it of this Agreement have been duly authorized by all necessary action and will not violate any provision of or violate applicable law or regulation, any provision of its charter or by-laws (or comparable constituent documents) or any order of any court or regulatory body and will not violate any provision of or result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, (d) all authorizations, consents, approvals, and licenses of, filings and registrations with, any governmental authority required under applicable law or regulations for it to make and perform this Agreement have been obtained and are in full force and effect, and (e) this Agreement constitutes a legal, valid, and binding obligation enforceable against each of the parties in accordance with its terms.

9. Choice of Law; Jurisdiction; Waivers.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based upon contract, tort or otherwise) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law.  To the fullest extent permitted by applicable law, Buyer hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to Buyer’s address set forth above.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any objection that Buyer or the Seller may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Buyer and the Seller hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

10. Information.

(a)             The Seller shall, to the extent permitted by applicable law and the Commitment Letter, furnish and convey to Buyer information and documents that contain private lender information in accordance with the Commitment Letter and received by the Seller from time to time with respect to the Facilities promptly after receipt of such documents; provided, however, the Seller shall not have any liability to Buyer regarding the validity or content of the information and documents furnished pursuant to this paragraph and nor shall Seller have any liability for failing to furnish and convey such information and documents.  With respect to any and all information or documentation delivered by the Seller to Buyer under or in connection with this Agreement, Buyer agrees to be bound by all confidentiality provisions contained in the Commitment Letter that are binding on the Seller as if it were a direct party thereto.  Buyer hereby represents that it is sophisticated with respect to decisions to acquire assets of the type represented by the participation and is experienced in acquiring assets of such type and confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(b)           Buyer’s decision to issue the Commitment is based on its independent investigation of the financial condition, creditworthiness, affairs and status of the Company and its subsidiaries as Buyer has deemed appropriate and not in reliance on any material or information provided to Buyer by the Seller or any of the Seller’s respective affiliates, which, if so furnished, are hereby acknowledged by Buyer to have been provided subject to the confidentiality provisions hereof and those set forth in the Commitment Letter and for informational purposes only and without representation or warranty.  Buyer acknowledges that the Seller has no duty or responsibility, either initially or on a continuing basis, to provide Buyer with any credit or other information with respect to the Company, its subsidiaries or the Facilities, whether such information came into the Seller’s possession before Buyer issued its Commitment or at any time thereafter.

11. Miscellaneous.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile, PDF or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.  Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture or similar relationship between the parties hereto.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, Buyer and the Seller and their respective successors and permitted assigns.  This Agreement sets forth the entire understanding of the parties hereto and the respective obligations hereunder.  This Agreement supersedes all prior understandings and proposals, whether written or oral, between Buyer and the Seller relating to any transactions contemplated hereby.  This Agreement may not be modified or amended except in a writing duly executed by the parties hereto.  No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time.

[Signature pages follow.]

If you are in agreement with the foregoing, please sign and return to the Seller the enclosed copy of this letter whereupon this Agreement shall become effective to the extent and in the manner provided hereby.

Very truly yours
,
ICAHN PARTNERS LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND II LP

By: ____________________
Name:
Title:

ICAHN PARTNERS MASTER FUND III LP

By: ____________________
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: ____________________
Name:
Title:

Accepted and agreed to as of the date first
written above by:

WHITEBOX CREDIT ARBITRAGE PARTNERS, L.P.
By: Whitebox Credit Arbitrage Advisors, LLC, its general partner
By: Whitebox Advisors LLC, its managing member

By:           _______________________________
Name:
Title:

Schedule A

Icahn Partners LP	$3,771,250
Icahn Partners Master Fund LP	$3,983,750
Icahn Partners Master Fund II LP	$1,558,750
Icahn Partners Master Fund III LP	$686,250
High River Limited Partnership	$2,500,000